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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 22, 1998
                                                          -----------------

                            Scott Technologies, Inc.
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                (Exact name of registrant specified in Charter)

         Delaware               1-8591               52-1297376
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      (State or other         (Commission           (IRS Employer
      Jurisdiction of         File Number)         Identification No.)
      Incorporation)

5875 Landerbrook Drive, Suite 250, Mayfield Heights, Ohio       44124
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   (Address of principal executive offices)                    Zip Code


         REGISTRANT'S TELEPHONE, INCLUDING AREA CODE:    (440)446-1333
                                                       ----------------------

                           Figgie International Inc.
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         (Former name and former address, if changed since last report)
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ITEM 5. OTHER EVENTS.


         On May 22, 1998, a Certificate of Amendment to the Restated Certificate of Incorporation of FIGGIE INTERNATIONAL INC. (the "Company") (attached as
Exhibit 3.1), was filed with the State of Delaware to change the name of the Company to SCOTT TECHNOLOGIES, INC. Accordingly, the Class A Common Stock and Class B Common Stock of Figgie International Inc. is now the Class A Common Stock and Class B Common Stock of Scott Technologies, Inc. The Class A Common Stock and Class B Common Stock of Scott Technologies, Inc. trade under the symbols "SCTTA" AND "SCTTB," respectively.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)   Exhibit 3.1. Certificate of Amendment to the Restated Certificate of
                   Incorporation


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SCOTT TECHNOLOGIES, INC.


Date: May 28, 1998                      By: /s/ Debra L. Kackley
     -----------------------------         -----------------------------

                                           Debra L. Kackley
                                           Secretary
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                                EXHIBIT INDEX


Number         Description of Exhibit
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3.1            Certificate of Amendment to the Restated Certificate of
               Incorporation